UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 on Form 8-K/A to
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2006

Golden Oval Eggs, LLC

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

000-51096	20-0422519
(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Park Avenue East
P.O. Box 615
Renville, MN	56284
(Address Of Principal Executive Offices)	(Zip Code)

(320) 329-8182

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3-4 through 6 and 8 are not applicable and therefore omitted.

Item 2.01            Completion of Acquisition or Disposition of Assets.

On June 30, 2006, Golden Oval Eggs, LLC (the “Company”) and GOECA, LP (with the Company, the “Buyer”) and MoArk, LLC, Cutler at Abbeville, L.L.C., Hi Point Industries, LLC, L&W Egg Products, Inc., Norco Ranch, Inc. and MoArk Egg Corporation (collectively, the “Seller”) purchased certain assets and assumed certain liabilities relating to Seller’s business of manufacturing, marketing, selling and distributing liquid egg products pursuant to an Asset Purchase and Sale Agreement dated May 23, 2006.  MoArk, LLC is a subsidiary of Land O’Lakes, Inc.  Cutler at Abbeville, L.L.C., Hi Point Industries, LLC, L&W Egg Products, Inc., Norco Ranch, Inc. and MoArk Egg Corporation are all wholly-owned subsidiaries of MoArk, LLC.  GOECA, LP is a newly-formed Delaware limited partnership controlled by the Company that will continue portions of the former business of the Seller.

The Company is filing this Form 8-K/A to file (i) the historical financial information for the Seller as required by Item 9.01(a) of Form 8-K and (ii) the pro forma consolidated financial statements of the Company as adjusted to give effect to the acquisition of Seller’s liquid egg products business, as required by Item 9.01(b) of Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(a)             Combined Financial Statements of Egg Products Segment of MoArk, LLC

(i)               Report of Moore Stephens Frost, independent registered public accounting firm.

(ii)            Audited combined balance sheets as of December 24, 2005 and December 25, 2004.

(iii)         Audited combined statements of operations for the years ended December 24, 2005, December 25, 2004 and for the eleven months ended December 27, 2003.

(iv)        Audited combined statements of stockholder’s and members’ equity for the years ended December 24, 2005, December 25, 2004 and for the eleven months ended December 27, 2003.

(v)           Audited combined statements of cash flows for the years ended December 24, 2005, December 25, 2004 and for the eleven months ended December 27, 2003.

(vi)        Notes to audited combined financial statements.

(vii)     Unaudited combined balance sheet as of June 30, 2006.

(viii)  Unaudited combined statements of operations for the six months ended June 30, 2006.

(ix)          Notes to unaudited combined financial statements.

Consolidated Financial Statements and information under this Item 9.01(a) is attached hereto as Exhibit 99.1.

(b)            Consolidated Pro Forma Financial Information of Golden Oval Eggs, LLC and Egg Products Segment of MoArk, LLC

(i)               Unaudited pro forma consolidated balance sheet as of May 31, 2006;

(ii)            Unaudited pro forma consolidated statement of operations for the year ended August 31, 2005;

(iii)         Unaudited pro forma consolidated statement of operations for the nine months ended May 31, 2006; and

(iv)        Notes to unaudited pro forma consolidated financial statements.

The pro forma consolidated financial statements and information under this Item 9.01(b) is attached hereto as Exhibit 99.2.

(c)             Exhibits

99.1      Combined Financial Statements of Egg Products Segment of MoArk, LLC

99.2      Consolidated Pro Forma Financial Information of Golden Oval Eggs, LLC and Egg Products Segment of MoArk, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN OVAL EGGS, LLC

By:	/s/ Dana Persson
Dana Persson
President and Chief Executive Officer

Date:   September 18, 2006